UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2024 (June 28, 2024)

Cano Health, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39289

Delaware	98-1524224
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

9725 NW 117th Avenue, Miami, FL	33178
(Address of principal executive offices)	(Zip Code)

(855) 226-6633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CANOQ	OTC Pink Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in a Current Report on Form 8-K filed by the Company on February 5, 2024, on February 4, 2024, Cano Health, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).

Also, as previously disclosed, the Debtors filed with the Bankruptcy Court (i) on May 21, 2024, the Fourth Joint Chapter 11 Plan of Reorganization of Cano Health, Inc. and its Affiliated Debtors (the “Proposed Plan”) and a related Disclosure Statement with the Bankruptcy Court, (ii) on June 14, 2024, June 20, 2024 and June 27, 2024, supplements to the Proposed Plan, and (iii) also on June 27, 2024 the Modified Fourth Amended Joint Chapter 11 Plan of Reorganization of Cano Health, Inc. and its Affiliated Debtors (as amended, modified, or supplemented from time to time, the “Plan”).

As further described in this Current Report on Form 8-K, on June 28, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. Also on June 28, 2024 (the “Effective Date”), the Plan became effective pursuant to its terms and the Debtors emerged from the Chapter 11 Cases.

Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Item 1.01	Entry into a Material Definitive Agreement.

Shareholders Agreement

On the Effective Date, pursuant to the Plan and Confirmation Order, the Company and shareholders of the New Equity Interests entered into a shareholders’ agreement (the “Shareholders’ Agreement”) setting forth certain governance matters, including certain rights and restrictions of the holders of the New Equity Interests (the “Holders”).

The Shareholders’ Agreement requires the Holders to vote in favor of the members of the board of the Company (the “Board”) nominated in accordance with Amended and Restated Certificate of Incorporation of Cano Health, Inc. (the “Certificate of Incorporation”). In accordance with the Certificate of Incorporation, the Board will consist of six members. Nut Tree Capital Management, LP will have the right to nominate up to two members of the Board, with such right declining as Nut Tree Capital Management, LP’s ownership of New Equity Interests decreases. Anchorage Capital Advisors, L.P., Squarepoint Ops LLC and Diameter Capital Partners LP will each have the right to nominate one member of the Board, with such right declining as each of their respective ownership of New Equity Interests decreases. In the event of the death, resignation, removal or otherwise of any director, the applicable Holder entitled to designate such director shall be entitled to nominate a new director to fill such vacancy. In addition, the individual serving as Chief Executive Officer of the Company on the Effective Date shall be elected to serve on the Board.

The Shareholders’ Agreement also provides Holders with customary drag-along, tag-along and preemptive rights. The drag-along rights provide for customary drag-along rights upon (i) the receipt by one or more Holders of at least 50% of the common stock of the Company (excluding shares of common stock issued under the Company’s management incentive plan and shares of common stock that are issuable under certain warrants issued on the Effective Date) (“Designated Shares”) of a bona fide offer from a third-party purchaser unaffiliated with any of the selling Holders and (ii) Board approval of such sale transaction. Holders will have customary tag-along rights with respect to any transfer of at least 40% of the Designated Shares. Holders of at least 3% of the Designated Shares are also entitled to customary pro rata preemptive rights in connection with future issuances of equity securities of the Company, subject to customary exceptions.

The Shareholders’ Agreement also provides certain qualified Holders owning at least 3% of the Designated Shares with customary demand registration and piggyback rights, subject to customary registration procedures, and the Company’s right to suspend any registration statement for a period of up to ninety days under certain conditions.

The foregoing description of the Shareholders Agreement is not complete and is qualified by reference to the complete document, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Exit Credit Facility

On the Effective Date, Cano Health, LLC (“Cano”) entered into a credit agreement (the “Credit Facility Agreement”) with Wilmington Savings Fund Society, FSB, as administrative agent, and certain financial institutions as lenders, providing for (i) a first out, senior secured delayed draw term loan credit facility (the “Delayed Draw Term Loan Facility”) and (ii) a second out, senior secured takeback term loan facility (the “Term Loan Facility”, and together with the Delayed Draw Term Loan Facility, the “Facilities”). The Delayed Draw Term Loan Facility provides for loans of up to $50,000,000, which may be used to finance the ongoing working capital needs and other general corporate purposes of Cano and its subsidiaries. The Term Loan Facility provides a $161,250,000 term loan, which shall be deemed funded on the Effective Date to refinance in full Cano’s existing debtor-in-possession financing. The final maturity date for (i) the Delayed Draw Term Loan Facility is June 28, 2028 and (ii) the Term Loan Facility is June 28, 2029.

Interest rates under the Facilities are based on, at Cano’s option, (i) the adjusted U.S. prime rate (“ABR”) plus the applicable margin, or (ii) the SOFR rate plus the applicable margin. The applicable margin under (i) the Delayed Draw Term Loan Facility is 8.00% per annum for SOFR loans and 7.00% per annum for ABR loans and (ii) the Term Loan Facility is 8.00% per annum for SOFR loans and 7.00% per annum for ABR loans; provided, that, prior to the second anniversary of the Effective Date, Cano may elect to pay a portion of its interest under the Term Loan Facility “in kind” (the “PIK Election”). Following the PIK Election, the applicable margin under the Term Loan Facility shall be adjusted to be 9.50% per annum for SOFR loans and 8.50% per annum for ABR loans, which shall include payment of interest in cash at a rate per annum equal to SOFR plus 1.00% with the remainder paid by capitalizing and adding such amount to the principal amount of the term loans under the Term Loan Facility.

Repayment of the Facilities is guaranteed by Primary Care (ITC) Intermediate Holdings, LLC (“PCIH”) and each of its significant subsidiaries (collectively, and including Cano, the “Obligors”), and will be secured by a lien on substantially all assets of Cano and the Obligors, including capital stock of PCIH’s significant subsidiaries and intercompany loans and receivables.

No amortization of principal amount is required in connection with the Delayed Draw Term Loan Facility.

Commencing on the last business day of September 2026, the Term Loan Facility amortizes on the basis of 0.25% of the principal amount of the term loans outstanding on the Effective Date, payable quarterly.

Prepayments of the Delayed Draw Term Loan Facility are not restricted in any material respect and, so long as no term loans under the Delayed Draw Term Loan Facility are outstanding, prepayments of the Term Loan Facility are not restricted in any material respect.

Mandatory prepayments are required under a number of circumstances, including, as a result of (i) certain sales or casualty or other losses resulting in insurance proceeds and (ii) commencing after the year ended December 31, 2026, based on a percentage of excess cash flow, in each case, subject to certain de minimis threshold levels and, in the case of mandatory prepayments as a result of certain sales or of casualty or other losses resulting in insurance proceeds, subject to certain reinvestment rights.

The Credit Facility Agreement contains a number of covenants that limit the operational flexibility of the Obligors including restrictions on additional indebtedness, additional liens on assets, investments, mergers and acquisitions, distributions to equity holders, affiliate transactions, and other customary matters. The Facilities are also subject to a variety of events of default related to the business and financial condition of the Obligors.

The foregoing description of the Facilities is not complete and is qualified by reference to the complete document, which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.

GUC Warrant Agreement

On the Effective Date and pursuant to the Plan and the Confirmation Order, the Company entered into a warrant agreement dated as of June 28, 2024, (the “Warrant Agreement”) among the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (in such capacity, the “Warrant Agent”) and transfer agent of the Company (in such capacity, the “Transfer Agent”). Pursuant to the Warrant Agreement, the Company was authorized to issue (i) an aggregate of up to 2,200,150 warrants, each exercisable for one share of the Company’s new common stock (the “New Common Stock” at an initial exercise price of $25.30 per share (the “Warrants”).

Each Warrant entitles the registered holder to purchase one whole share of New Common Stock at an initial exercise price of $25.30 per share (the “Exercise Price”). The Exercise Price and the number of shares obtainable upon exercise of the Warrants are subject to certain customary adjustments as set forth in the Warrant Agreement.

The Warrants will expire on June 28, 2029, at 5:00 p.m., Eastern Time, or earlier upon the occurrence of certain events as set forth in the Warrant Agreement. The Warrant Agreement may be amended without the consent or concurrence of any of the holders of warrants (the “Warrantholders”), by supplemental agreement or otherwise, for the purpose of making any changes or corrections in the Warrant Agreement that (a) are required to cure any ambiguity or to correct or supplement any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, (b) add to the covenants and agreements of the Company in the Warrant Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or powers reserved to or conferred upon the Company in the Warrant Agreement or (c) may be required to facilitate compliance with the rules and procedures of the Warrant Agent; provided, however, that in each case such amendment shall not adversely affect the rights or interests of the Warrantholders thereunder in any respect. The Warrant Agreement may otherwise be amended by the Company and the Warrant Agent with the consent of Required Warrantholders as defined in the Warrant Agreement.

Under the Warrant Agreement, holders that exercise the Warrants are deemed to be party to the Shareholders’ Agreement between the Company and certain holders of Shares, dated as of June 28, 2024, upon the exercise of such Warrants. The Company covenanted and agreed that it shall not enter into any amendment, modification or waiver of the terms of the Shareholders’ Agreement that adversely affects the rights available to Warrantholders under the Shareholders’ Agreement as compared with the rights of holders of outstanding Shares, in each case, without the consent of Required Warrantholders as defined in the Warrant Agreement.

Each exercise of a Warrant shall be deemed to have been effected immediately prior to 5:00 p.m., Eastern Time, on the first (1st) day on which each of the following have occurred (the “Exercise Date”): (i) the warrant certificate representing such Warrant has been surrendered for exercise and the exercise notice (in substantially the form attached to the Warrant Agreement as Exhibit B, including the certification required therein) has been duly executed by the Warrantholder and delivered to the Warrant Agent as provided in Section 3.2(c) of the Warrant Agreement; (ii) the Warrant Agent has been paid an amount equal to the product of the Exercise Price times the total number of Shares into which such Warrants are being exercised as provided in Section 3.2(c) of the Warrant Agreement; and (iii) the exercising Warrantholder shall have executed and delivered the applicable joinder to the Shareholders’ Agreement contemplated by Section 3.2(c)(iii) of the Warrant Agreement.

The Company shall not be required upon the exercise of any Warrant to issue any fractional shares, but may, in lieu of issuing any fractional shares make an adjustment therefore in cash on the basis of the Current Market Price, as defined in the Warrant Agreement, per share on the applicable Exercise Date.

Subject to applicable law, any action or proceeding against the Company arising out of or relating in any way to the Warrant Agreement will be enforced in accordance with the internal laws of the State of New York. The Company, each Warrantholder and the Warrant Agent agrees that it shall bring any litigation with respect to any claim arising out of or related to the Warrant Agreement or any Warrant, exclusively in the United States District Court for the Southern District of New York (and if jurisdiction in the United States District Court for the Southern District of New York shall be unavailable, any state court sitting in the State of New York).

The foregoing description of the Warrant Agreement is intended to be a summary only and is qualified in its entirety by reference to the full text of the Warrant Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Litigation Trust Agreement

On the Effective Date, in connection with the effectiveness of, and pursuant to the terms of, the Plan, the Reorganized Debtors, including the Company, entered into a Litigation Trust Agreement (the “Litigation Trust Agreement”) with META Advisors LLC, in its capacity as trustee, pursuant to which a trust (the “Litigation Trust”) was established for the benefit of certain holders of allowed claims under the Plan. Pursuant to the Plan and the Confirmation Order, the Litigation Trust shall be assigned the Litigation Trust Causes of Action and Non-RSA GUC Claims shall be entitled to 100% of the Litigation Trust Interests.

The Litigation Trust shall have standing to investigate, commence, litigate, and settle the Litigation Trust Causes of Action and conduct such other action as described in and authorized by the Plan, liquidate the Litigation Trust’s assets, make timely and appropriate distributions, if any, to the beneficiaries of the Litigation Trust and otherwise perform such other duties as set forth in the Litigation Trust Agreement. The Litigation Trustee will serve as representative for the purpose of (i) enforcing the Litigation Trust Causes of Action and (ii) administering the Litigation Trust and distributing its assets, if any, to the beneficiaries of the Litigation Trust.

The foregoing description of the Litigation Trust Agreement is not complete and is qualified by reference to the complete document, which is filed as Exhibit 10.4 hereto, and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Equity Interests

On the Effective Date, by operation of the Plan, all agreements, instruments and other documents evidencing any equity interest of the Company, including outstanding shares of existing equity interests, any rights of any holders thereof were deemed canceled, released and extinguished, and of no further force or effect, whether surrendered for cancellation or otherwise.

Debt Securities and Loans

On the Effective Date, by operation of the Plan, all outstanding obligations of the Company under the Senior Notes Indenture, dated as of September 30, 2021 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof), between Cano, as issuer, the guarantors party thereto, and U.S. Bank National Association, as trustee, relating to the Company’s 6.25% notes due 2028 were cancelled, except to the extent expressly set forth in the Plan.

On the Effective Date, all outstanding amounts payable under the following loan agreements were repaid in full and such agreements were cancelled:

•

Credit Agreement, dated as of November 23, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Cano, as borrower, PCIH, the CS Administrative Agent, and the lenders and issuing banks from time to time party thereto.

•

Side-Car Credit Agreement, dated as of February 24, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Cano, as borrower, PCIH, the guarantors from time to time party thereto, the Side-Car Administrative Agent, and the Side-Car Lenders.

•

Superpriority Senior Secured Debtor-in-Possession Credit Agreement, dated as of February 7, 2024, by and among CH LLC, as borrower, the DIP Agent, PCIH, each of the guarantors named therein, and the DIP Lenders, as amended, supplemented, restated, or otherwise modified from time to time, as approved by the Bankruptcy Court pursuant to the DIP Orders.

Item 1.03	Bankruptcy or Receivership.

On June 28, 2024, the Bankruptcy Court entered the Confirmation Order confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also on June 28, 2024, the Plan became effective pursuant to its terms and the Debtors emerged from the Chapter 11 Cases.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, including the Plan.

Pursuant to the Plan, there will be a restructuring that provides for, among other things, the treatment for certain classes of claims and interests as follows:

•

First Lien Claims. On the Effective Date, the Allowed First Lien Claims shall receive, in full and final satisfaction, settlement, release, and discharge of such Allowed Claims, such holder’s Pro Rata share of (x) the 1L Exit Facility Loans (if any), (y) 100% of the New Equity Interests (subject to dilution by New Equity Interests issued in respect or as a result of (1) the MIP Equity, (2) the Participation Fee, (3) any financing fees payable in New Equity Interests in connection with the New Exit Loans and (4) the exercise of the GUC Warrants)), and (z) if applicable, the Discrete Asset Sale Proceeds.

•

RSA GUC Claims. On the Effective Date, except to the extent a holder of an Allowed RSA GUC Claim agrees to a less favorable treatment of such Claim, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, each Allowed RSA GUC Claim, each holder of an Allowed RSA GUC Claim shall receive its Pro Rata share of the GUC Warrants.

•

Non-RSA GUC Claims. Except to the extent a holder of an Allowed Non-RSA GUC Claim agrees to a less favorable treatment of such Claim, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, each Allowed Non-RSA GUC Claim, each holder of an Allowed Non-RSA GUC Claim shall receive, on or as soon as reasonably practicable after the Effective Date, such holder’s Pro Rata share of (x) the MSP Cash Amount, (y) any Incremental Non-RSA GUC Cash, and (z) the Litigation Trust Interests; provided, however, that the Creditors’ Committee may, prior to the Effective Date, in its sole and absolute discretion, determine to reallocate an amount equal to the Litigation Trust Reallocated Amount to fund the Litigation Trust and the Litigation Trust Expenses; provided, further, however that, following the Effective Date, the Litigation Trustee may, in the exercise of its business judgment, determine to reallocate all or a portion of any Incremental Non-RSA GUC Cash (if any) and/or CPE Asset Sale Proceeds (if any) received after the Effective Date to fund the Litigation Trust.

•

Convenience Claims. On the Effective Date, except to the extent a holder of an Allowed Convenience Claim agrees to a less favorable treatment of such Claim, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, each Allowed Convenience Claim, each holder of an Allowed Convenience Claim shall receive Cash in an amount equal to the lesser of (x) 50% of its Allowed Convenience Claim or (y) its Pro Rata share of the Convenience Claim Cap.

•

Subordinated Claims. Subordinated Claims are subordinated pursuant to the Plan and section 510 of the Bankruptcy Code. The holders of Subordinated Claims shall not receive or retain any property under the Plan on account of such Claims, and the obligations of the Debtors and the Reorganized Debtors, as applicable, on account of Subordinated Claims shall be discharged.

•

Existing CHI Interests. On the Effective Date, all Existing CHI Interests shall be cancelled, released, and extinguished, and be of no further force or effect, whether surrendered for cancellation or otherwise, and there shall be no distributions for holders of Existing CHI Interests on account of such Interests.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On the Effective Date, pursuant to the Plan, the Company issued 41,800,000 shares of New Common Stock of the Company, and 2,200,150 Warrants are issuable effective as of the Effective Date.

The shares of New Common Stock and the GUC Warrants (and the shares of New Common Stock issuable upon the exercise thereof) were issued pursuant to Section 1145 of the Bankruptcy Code, which generally exempts from such registration requirements the issuance of securities under a plan of reorganization.

Item 3.03	Material Modification to the Rights of Securities Holders.

The information set forth in Items 1.01, 1.02, 3.02, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As disclosed elsewhere in this Current Report on Form 8-K, on the Effective Date, all of the Old Common Stock of the Company was cancelled and the Company issued New Equity Interests pursuant to the Plan.

As a result of the distributions of the New Equity Interests and the GUC Warrants and the cancellation of the existing equity interests of the Company pursuant to the Plan, holders of the Allowed First Lien Claims received 100% of the New Equity Interests (subject to dilution by New Equity Interests issued in respect or as a result of (1) the MIP Equity, (2) the Participation Fee, (3) any financing fees payable in New Equity Interests in connection with the New RCF Loans and (4) the exercise of the GUC Warrants).

As disclosed in Item 5.02 below, pursuant to the terms of the Plan, on the Effective Date, the directors serving on the Company’s board of directors resigned and a new slate of directors was appointed to the board of directors of the reorganized Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

As of the Effective Date, the following directors have been deemed to have resigned from the Board in connection with the Company’s emergence from the Chapter 11 Case and pursuant to the Plan: Patricia Ferrari, Carol Flaton, Angel Morales, Dr. Alan Muney, Kim M. Rivera, and Solomon D. Trujillo.

Appointment of Directors

As of the Effective Date, there are six (6) seats on the Board and the Board consists of three members. Mark Kent, the Company’s Chief Executive Officer, has continued as a director, along with new directors, Eric H. Hsiao and Alan Wheatley. The remaining three (3) director vacancies will be designated by the Holders pursuant to the terms of the Shareholders’ Agreement and the Certificate of Incorporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, pursuant to the terms of the Plan, the Company filed the Certificate of Incorporation with the office of the Secretary of State of Delaware.

Also on the Effective Date, and pursuant to the terms of the Plan, the Company adopted the Amended and Restated By-laws of Cano Health, Inc. (the “Bylaws”).

Copies of the Certificate of Incorporation and the Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On the Effective Date, the Company issued a press release relating to the events described in this Current Report on Form 8-K, including an announcement of the Debtors’ emergence from the Chapter 11 Cases. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Immediately following the filing of this Current Report on Form 8-K, the Company intends to file a Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to deregister its Class A Common Stock, $0.01 par value per share (“Old Common Stock”) and redeemable warrants, each whole warrant exercisable for one-one hundredth (1/100th) of a share of Common Stock at an exercise price of $1,150 (the “Existing Warrants”) under Section 12(g) of the Exchange Act, and suspend the duty to file reports under Section 13(a) or 15(d) of the Exchange Act in respect of those equity securities. The Company is eligible to deregister its Old Common Stock and Existing Warrants and suspend reporting by filing a Form 15 under Section 12(g) and 15(d) of the Act because the Company has fewer than 300 holders of record of its Old Common Stock and Existing Warrants.

Upon the filing of the Form 15, the Company’s obligation to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under Section 13(a) or 15(d) of the Exchange Act will be suspended immediately. The deregistration under Section 12(g) of the Exchange Act is expected to be effective 90 days after the filing of the applicable Form 15 at which time the Company’s other filing requirements under Section 13(a) or 15(d) of the Exchange Act will terminate.

The Company’s Old Common Stock and Existing Warrants were previously listed on the New York Stock Exchange. A Form 25 with respect to the Existing Warrants was filed with the SEC on November 13, 2023. A Form 25 with respect to the Old Common Stock was filed with the SEC on February 6, 2024. The Company’s Old Common Stock is currently traded on the OTC Pink Marketplace. As disclosed elsewhere in this Current Report on Form 8-K, on the Effective Date, all of the Old Common Stock of the Company was cancelled. The Company has requested the delisting and removal of its trading symbol from the OTC Pink Marketplace as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

2.1	Order of the Bankruptcy Court, dated June 28, 2024, confirming the Modified Fourth Amended Joint Chapter 11 Plan of Reorganization of Cano Health, Inc. and its Affiliated Debtors, including a copy of the Plan

3.1	Amended and Restated Certificate of Incorporation of Cano Health, Inc.

3.2	Amended and Restated By-laws of Cano Health, Inc.

10.1	Shareholders’ Agreement of Cano Health, Inc., dated as of June 28, 2024.

10.2	Credit Agreement, dated as June 28, 2024, by and among Cano Health, LLC as borrower, Primary Care (ITC) Intermediate Holdings, LLC, the lenders and issuing banks party thereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent for the Lenders

10.3	Warrant Agreement, dated June 28, 2024, by and among the Company and Continental Stock Transfer & Trust Company, as warrant agent and transfer agent of the Company

10.4	Litigation Trust Agreement, dated June 28, 2024, by and among

99.1	Press Release issued by the Company on June 28, 2024

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by words such as “will,” “shall,” “may,” “anticipates,” “forecasts,” “plans,” “assumes,” “expects,” “seeks,” or other words or phrases of similar import.

Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others: changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our board of directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024 (the “2023 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed with the SEC during 2023 and 2024 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home). Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this Current Report on Form 8-K. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO HEALTH, INC.

By:	/s/ Mark D. Kent
Name	Mark D. Kent
Title	Chief Executive Officer

Date: July 1, 2024